UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 22, 2009 (April 21, 2009)
COMMUNITY FIRST, INC.

(Exact name of registrant as specified in charter)

Tennessee	0-49966	04-3687717

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, TN	38401

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (931) 380-2265
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Item 8.01 Other Events
SIGNATURES

Item 7.01. Regulation FD Disclosure
     The information set forth in Item 8.01 is incorporated by reference to this Item 7.01.
Item 8.01 Other Events
     On April 21, 2009, Community First, Inc., a Tennessee corporation (the “Company”), announced at its Annual Meeting of Shareholders that its board of directors had declared a $0.15 per share dividend, payable $0.10 in common stock of the Company and $0.05 in cash. The dividend is payable on April 30, 2009 (or as soon as possible thereafter) to shareholders of record as of the close of business on April 20, 2009. Shareholders of the Company will be able to reinvest the cash portion of the dividend pursuant to the terms of the Company’s Dividend Reinvestment and Common Stock Purchase Plan.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST

	By: Name:	/s/ Dianne Scroggins Dianne Scroggins
	Title:	Chief Financial Officer

Date: April 22, 2009